HEWLETT-PACKARD COMPANY
U.S. AGREEMENT FOR AUTHORIZED DISTRIBUTORS/FIRST TIER RESELLERS
SIGNATURE PAGE

ICN                                         829
LEGAL BUSINESS NAME                         MICROAGE COMPUTER CENTERS, INC.
ADDRESS                                     2308 S. 55TH STREET, MAILSTOP 16
CITY, STATE, ZIP                            TEMPE, AZ 85282-1824
PHONE, FAX                                  (602)968-3168
DBA(S)

The documents below govern the relationship between HP and you for the purchase and resale of HP Products.

AGREEMENTS:                     CERTIFICATION:
___U.S. Distributor             _x_U.S. VAR Certification
_x_U.S. First Tier Reseller
___U.S. Reseller                EXHIBITS:
_x_U.S. Second Tier Reseller
                                _x_EXHIBIT L        Approved Locations
ADDENDA:                        _x_EXHIBIT UD       Calculator Distributor
                                ___EXHIBIT U11      Calculator and Palmtop
___U.S. CAD/Specialty VAR                           Products
   Distributor
___U.S. Calculator Dealer       ___*EXHIBIT U20D   See Exhibit Election Below
_x_U.S. Calculator Distr.       ___*EXHIBIT U20N   See Exhibit Election Below
___U.S. Consumer Products       ___EXHIBIT U20P    Openview Products
   Distributor                  ___EXHIBIT U25D    Mass Storage Distributor
___U.S. Distributor Systems                        Products
   Integrator                   _x_*EXHIBIT U30D   See Exhibit Election Below
___U.S. Office Machine          _x_EXHIBIT U40A    Accessory Products
   Distributor                  _x_EXHIBIT U40C    Consumable Products
___U.S. Second Tier Reseller    ___EXHIBIT U41A    Supplies Reseller Accessory
___U.S. Software Distributor                       Products
___U.S. Supplies Reseller       ___EXHIBIT U41C    Supplies Reseller Consumable
___U.S. Wireless Data                              Products
   Communications Distributor   ___EXHIBIT U60     Office Machine Distributor
                                                   Products
AMENDMENTS:                     ___EXHIBIT U68     Mobile Computing Products
                                ___EXHIBIT U70     CMS TDP Products
_x_HP Product Acquisition       ___EXHIBIT U70D    Distributor CMS Products
   and Resale Categories        ___EXHIBIT U71     CMS Bulk Pack Products
                                ___EXHIBIT U71R    Consumer Products Distributor
___U.S. International VAR                          Products
                                ___EXHIBIT U80D    CAD/Specialty VAR Distributor
APPLICATIONS:                                      Products
                                ___EXHIBIT UB00    Software Distributor Products
___U.S. Authorized
   CAD/Specialty VAR
___U.S. Networking
   Products QD
___U.S. Authorized VAR

EXHIBIT ELECTION

HP and Distributor/First Tier Reseller agree that its volume level, at net Distributor/First Tier Reseller price, for HP Products on these Exhibits (noted with a * above) for the term of this Agreement is:

EXHIBIT U20D COMPUTER-RELATED PRODUCTS I
___LEVEL I                 $50,000,000 - 199,999,999
_x_LEVEL II                $200,000,000 - and up

EXHIBIT U30D DESKTOP PERSONAL COMPUTER AND SERVER PRODUCTS
___LEVEL I                 $1,000,000 - 34,999,999
_x_LEVEL II                $35,000,000 - and up

EXHIBIT U20N DISTRIBUTOR COMPUTER-RELATED PRODUCTS II
___LEVEL I                 $50,000,000 - 199,999,999
___LEVEL II                $200,000,000 - and up

STATEMENT OF OWNERSHIP:

Form  of  Organization:   (i.e.   Corporation,   General  Partnership,   Limited
Partnership, Sole Proprietor): Corporation
For a Corporation, specify whether: Publicly Held: X Privately Held: State of Incorporation/Organization: Delaware



Identify  Company   ownership  and  management   structure  as  follows  (attach
additional pages if necessary):

Sole Proprietor:  Identify all owners,  officers and ownership percentages held.
Trust: Identify Trustee(s): Administrators and Beneficiaries of Trust.
Partnership: Identify all General Partners, Limited Partners, Officers and ownership percentages held. Specify dollar investment of limited partners. Privately Held Corporation: Identify all shareholders with class and percentage ownership, Officers and Board of Director Members.
Publicly Held Corporation: Identify owners of 20% or more of each class of shares with class and percentage, ownership, Officers and Board of Director Members.

NAMES                 TITLES                  OWNERSHIP INTEREST
                              Percentage Ownership    Type of Ownership Interest

MicroAge, Inc.                100 Percent             Common Stock
(See attached for Officers)

If  Company  is  100%  owned  by  another   corporation,   identify  the  parent
corporation's ownership and management structure above and the identity of the parent corporation below:

MicroAge, Inc.
2400 South MicroAge Way
Tempe, Arizona 85282
Telephone:  (602) 804-2000
Fax:  (602) 929-7005
State of Parent/Owner's Incorporation:  Delaware

AUTHORIZED SIGNATURES                                HEWLETT-PACKARD COMPANY

- ------------------------                             ------------------------
Kathleen S. Pushor                                   Susan Weatherman
President, MicroAge Channel                          Reseller Contracts Manager
   Services

Effective Date:  3/1/95                              Expiration Date:  2/28/96


U.S. FIRST TIER RESELLER
TABLE OF CONTENTS

U.S. FIRST TIER RESELLER AGREEMENT

1.       APPOINTMENT
2.       STATUS CHANGE
3.       FIRST TIER RESELLER RESPONSIBILITIES
4.       MULTIPLE AGREEMENT DISCOUNTS
5.       VOLUME COMMITMENT LEVELS
6.       FIRST TIER RESELLER ORDER MILESTONES
7.       PRICES
8.       PAYMENT AND SECURITY TERMS
9.       ORDERS, SHIPMENTS; CANCELLATIONS AND CHANGES
10.      PRICE ADJUSTMENTS; PRICE PROTECTION
11.      SOFTWARE
12.      TRADEMARKS
13.      WARRANTY
14.      LIMITATION OF REMEDIES AND LIABILITY
15.      INTELLECTUAL PROPERTY INDEMNITY
16.      FIRST TIER RESELLER RECORD-KEEPING
17.      AMENDMENTS
18.      TERMINATION OF AGREEMENT
19.      RELATIONSHIP
20.      POLICIES & PROGRAMS
21.      GENERAL CONDITIONS
22.      NOTICES

U.S. VAR CERTIFICATION

1.       APPOINTMENT
2.       VAR RESPONSIBILITIES
3.       MULTI/SINGLE SOURCE PRODUCTS
4.       SPECIAL PRICING
5.       SOFTWARE
6.       TRADEMARKS
7.       WARRANTY
8.       LIMITATIONS OF REMEDIES & LIABILITY
9.       INTELLECTUAL PROPERTY INDEMNITY
10.      VAR RECORD-KEEPING
11.      TERMINATION
12.      RELATIONSHIP
13.      POLICIES AND PROGRAMS
14.      GENERAL CONDITIONS
15.      SERVICE REQUIREMENTS

INTERNATIONAL AMENDMENT TO U.S. VAR CERTIFICATION

2.       VAR RESPONSIBILITIES
7.       WARRANTY
8.       POLICIES AND PROGRAMS
9.       VAR RECORD-KEEPING

U.S. FIRST TIER RESELLER AGREEMENT

1.       APPOINTMENT

         A. Hewlett-Packard Company ("HP") appoints First Tier Reseller as an authorized, non-exclusive First Tier Reseller for marketing the HP Products listed on the Product Exhibits. First Tier Resellers appointment is subject to the terms and conditions set forth in this U.S. First Tier Reseller Agreement and the associated Addenda, Product Exhibits, HP Product Acquisition and Resale Categories ("Product Categories") and Operations Policy Manual (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. First Tier Reseller accepts appointment on these terms.

         B. First Tier Reseller is in the business of distributing products to and supporting Selling Locations owned and operated by its independent Second Tier Resellers, DVARs and resellers who are not authorized directly by HP but who are permitted to resell HP Products as described in this Agreement. First Tier Reseller may also operate company-owned Selling Locations. First Tier Reseller desires to acquire HP Products for resale/distribution to approved Second Tier Resellers, HP approved DVARs and resellers (collectively called "Customers") and company-owned Selling Locations as permitted in the Product Categories.

         C. HP has attached to this Agreement the U.S. Second Tier Reseller Agreement and VAR Certification which substantially represents the agreement HP will use in appointing Second Tier Resellers and VARS, and authorizing First Tier Reseller's company-owned locations to resell HP Products.

2.       STATUS CHANGE

         A.       If First Tier Reseller wishes to:

                  1. Change its name or that of any approved location;

                  2. Add, close or change an approved location;

                  3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 20% or more of First Tier Reseller's capital stock or assets after such transaction; or

                  4. Undergo a significant change in control or management of First Tier Reseller operations then First Tier Reseller shall notify HP in writing prior to the intended date of change.

         B. HP agrees to promptly notify First Tier Reseller of its approval or disapproval of any proposed change, provided that First Tier Reseller has given HP all information and documents reasonably requested by HP.

         C. HP must approve proposed First Tier Reseller changes prior to any obligation of HP to perform under this Agreement with First Tier Reseller as changed.

3.       FIRST TIER RESELLER RESPONSIBILITIES

         A. First Tier Reseller may sell HP Products only to those of its Customers who have been appointed by HP under a U.S. Second Tier Reseller Agreement, HP VAR Certification or to other resellers as permitted in the Product Categories, and may resell HP Products directly through authorized company-owned Selling Locations provided that they comply with all terms and conditions of the U.S. Second Tier Reseller Agreement, associated Addenda, Product Categories, Operations Policy Manual and Product Exhibits.

         B. If the Product Categories permit sales to Customers only who have been authorized by HP, then First Tier Reseller shall ensure that its Customers and company-owned locations meet HP's qualifications and comply with the terms and conditions for those Customers and with First Tier Reseller's standard agreements and business policies. First Tier Reseller also agrees to report violations of HP's terms and conditions to HP in a timely manner.

         C. Shipments of HP Products to unauthorized Customers or end-users shall constitute a breach of this Agreement and may result in the termination of this Agreement. In addition, First Tier Reseller agrees to pay to HP an amount equivalent to the discount received from HP for such shipments.

         D. HP may prohibit First Tier Reseller from selling to terminated Second Tier Resellers or VARS, or other identified Customers whom HP does not wish to receive products.

         E. First Tier Reseller agrees to:

                  1. Represent HP Products fairly to all Customers.

                  2. Forward promptly to Customers all technical sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to Customers.

                  3. Provide pre-sales support and post-sales technical support for HP Products to all Customers.

                  4. Provide authorized Second Tier Resellers and VARs access to the HP designated service program or other HP approved service plan.

                  5. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that product.

                  6. Respond promptly to all Customer inquiries or requests related to HP Products.

                  7. Authorize HP's representatives to call on Customers for product training and other objectives.

                  8. Report promptly to HP all suspected defects in HP Products.

                  9. Ensure that its employees complete any required training courses designated by HP.

                  10. Identify and keep current a primary and secondary support contact for both marketing communications and post-sales technical support at each approved Selling Location.

                  11. Advise HP of all changes to Customer profile (such as legal name, DBA, ownership and location) immediately upon notice from Customer of such changes.

                  12. For Customers other than Second Tier Reseller's company-owned locations, apply any Advantage Program Funds or other promotional funds, facilities or services in conformity with HP guidelines and a mutually agreed plan between First Tier Reseller and Customers.

         F. At 6 months after the effective date of the Agreement, HP will send to First Tier Reseller a listing of HP authorized Customers' names and locations. First Tier Reseller must verify the accuracy of the listing, notify HP of any discrepancies and comply with the listing by shipping only to HP authorized Customers and other Resellers as permitted in the Product Categories.

         G. Without HP's prior written consent, First Tier Reseller will not export HP Products outside the U.S. nor will First Tier Reseller sell HP Products for export outside the U.S.

         H. First Tier Reseller may advertise nationwide on behalf of its Customers and company-owned locations if First Tier Reseller has approved company-owned and Second Tier Reseller Selling Locations in 40 or more Major Trading Areas (as defined by Rand McNally's Commercial Atlas and Marketing Guide).

         I. Company-owned Selling Locations may promote and sell to customers in any Major Trading Area in which First Tier Reseller has an HP authorized Second Tier Reseller or company-owned Selling Location, provided the company-owned locations are working in conjunction with Second Tier Resellers and local Selling Locations to provide pre-sale and post-sale support. Company-owned Selling Locations must abide by all other trading area requirements in the Product Categories.

4.       MULTIPLE AGREEMENT DISCOUNTS

Unless otherwise specified by HP in writing, purchases of HP products under this Agreement and purchases under any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

5.       VOLUME COMMITMENT LEVELS

         A. First Tier Reseller volume commitment levels are described on the attached Product Exhibits and are based upon 12 month purchase volume levels.

         B. If the term of this Agreement or any Addendum or new Product Exhibit is less than 12 months, an applicable 12 month volume commitment level will be calculated for First Tier Reseller by projection over a full 12 month term.

6.       FIRST TIER RESELLER ORDER MILESTONES

A. Unless otherwise specified in the Product Exhibits, as of 5 months after the effective date of this Agreement, HP will review First Tier Resellers progress towards its volume commitment.

                  1 . If First Tier Reseller's orders in those first 5 months are less than 35% of its 12 month volume commitment level, then First Tier Reseller's orders during the remaining term of this Agreement will be subject to the lower First Tier Reseller discounts corresponding to the 12 month volume commitment level projected by First Tier Reseller's orders in those first 5 months. If the projected orders are below HP's minimum volume commitment level, HP may terminate all or any part of this Agreement.

                  2. If First Tier Reseller's orders in those first 5 months are 42% or more of the 12 month volume commitment level required for greater First Tier Reseller discounts, then First Tier Resellers orders during the remaining term of this Agreement will be subject to those greater discounts.

                  3. First Tier Reseller's discounts for orders during the first 5 months of this Agreement will not be affected by the milestone adjustments above.

         B. If First Tier Reseller later cancels any order that resulted in HP granting First Tier Reseller a higher discount level, HP may reduce First Tier Reseller's discount to the level which would have applied had all canceled orders never been placed.

7. PRICES

         A. HP's corporate price lists are internal data bases indicating current List Prices for HP Products "List Prices"). HP reserves the right to change List Prices and discounts upon reasonable notice to First Tier Reseller. If First Tier Reseller is unsure of the List Price to use in calculating net First Tier Reseller price for any HP Product, First Tier Reseller should contact its HP sales representative.

         B. Net First Tier Reseller price for HP Products purchased under this Agreement will be the List Price at the time of First Tier Reseller's orders, less the discounts based on First Tier Reseller's volume or other commitments or elections specified in the Product Exhibits.

         C. Net First Tier Reseller price includes shipment arranged by HP. HP reserves the right to charge First Tier Reseller for any special routing, handling or insurance requested by First Tier Reseller and agreed to by HP. Orders shipped special routing will be F.O.B.
Origin.

         D. Net First Tier Reseller price excludes State and local taxes. HP will invoice First Tier Reseller for these taxes, based on point of delivery, unless the appropriate resale exemption certificates are on file at HP's order entry point, or HP agrees the sale is otherwise exempt.

         E. Upon request from First Tier Reseller, at its discretion HP may grant special pricing for particular end-user customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

8.       PAYMENT AND SECURITY TERMS

         A. First Tier Reseller will pay invoices within 30 days from the date of the invoice. HP reserves the right to change credit terms at any time when in HP's opinion First Tier Resellers financial condition or previous payment record so warrants.

         B. Any First Tier Reseller claim for adjustment of an invoice is agreed to be waived if First Tier Reseller fails to present it within 90 days from date of HP invoice. No claims, credits, or offsets may be deducted from any invoice.

         C. If First Tier Reseller fails to pay any sum due within 15 days of HP's written notice of delinquency, HP may discontinue performance under this Agreement and may revise credit terms for unshipped orders.

         D. First Tier Reseller grants and HP reserves a purchase money security interest in each Product purchased under this Agreement and in any proceeds thereof for the amount of the purchase price from HP. Upon request by HP, First Tier Reseller will sign any document required to perfect such security interest. Payment in full of the purchase price of a Product purchased will release the security interest in that Product.

9.       ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

         A. First Tier Reseller's orders must comply with the minimum order, release, ship-to and other requirements specified in this Agreement.

         B. HP will honor written, fax and telephone orders from First Tier Reseller's approved locations. First Tier Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

         C. First Tier Reseller's requested date for shipment must be within 90 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

         D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

         E. First Tier Reseller must own more than 50% of its business at each approved location. HP will ship HP Products to First Tier Reseller under HP's standard shipment terms and conditions but only to approved Shipment Locations authorized by HP on Exhibit L. Shipment Locations may be the same as company-owned Selling Locations. All First Tier Resellers sales, advertising and promotional activities for HP Products must be conducted from Selling Locations approved by HP. No sales, advertisement or promotion of HP Products may be conducted from Shipment Locations which are not also approved company-owned Selling Locations.

However, HP will ship to a maximum of six approved Shipment Locations and will accept orders only from a single order point. An exception will be made where a Product Exhibit indicates drop shipment is available for a specific HP Product under a special program; drop shipment for those HP Products will be subject to limitations indicated in the Product Exhibits.

         F. Shipments are subject to availability. If HP products are in short supply, HP will allocate them equitably, at HP's discretion.

         G. Title to HP Products and risk of loss and damage will pass to First Tier Reseller F.O.B. Destination.

10.      PRICE ADJUSTMENTS; PRICE PROTECTION

         A. If HP raises Net First Tier Reseller prices (either through List Price increases or Product Exhibit discount reductions) HP will invoice First Tier Reseller based an the old List Price or discount for affected HP Product orders placed by First Tier Reseller within one month after the effective date of the increase. Limited quantity restrictions may apply.

         B. If HP reduces Net First Tier Reseller prices (either through a List Price reduction or a combination of List Price and discount changes), HP will invoice First Tier Reseller based on the reduced Net First Tier Reseller price for affected HP Products shipped on or after the effective date of the reduction.

         C. If HP offers a limited time promotional HP Product discount to all First Tier Resellers (excluding rebates and spiffs of all forms), HP will invoice First Tier Reseller based on the Net First Tier Reseller price less the promotional discount for orders conforming to and shipments made pursuant to the terms and conditions of the promotion.

         D. If HP reduces Net First Tier Reseller prices or offers a limited time HP Product promotional discount to all First Tier Resellers and the HP Products are eligible for price protection as designated on the Product Exhibits, then HP will grant First Tier Reseller a price protection credit calculated by the following methods at HP's discretion:

The credit will equal the total reduction in Net First Tier Reseller price (less any previous promotional discount available from HP) for those HP Products which are:

                  1 . In First Tier Reseller's corporate inventory and in transit to First Tier Reseller on the effective date of the reduction using a verification process determined by HP; and

                  2. In Second Tier Reseller's and First Tier Reseller's company-owned Shipment Locations inventory and in transit to them on the effective date of the reduction using a verification process determined by HP. The amount of inventory to be price protected for the Second Tier Reseller will be capped at the amount of HP Product shipped by First Tier Reseller to the Second Tier Reseller 30 days prior to the date of the price decrease.

         E. To receive a price protection credit, First Tier Reseller, upon notification of a change in price from HP, will complete, sign and return to HP two forms, showing, respectively, the total number of units (including serial numbers) entitled to price protection per section D, above. The format for the two forms may be defined by First Tier Reseller but must meet the approval of HP. If First Tier Reseller fails to submit both forms within 30 days of the effective date of the reduction, First Tier Reseller will receive no price protection for eligible products.

         F. In all cases, HP may require that First Tier Reseller accumulate a minimum credit of $200 within a particular month before HP extends price protection to First Tier Reseller for that month.

         G. HP reserves the right to offer First Tier Reseller obsolete, used or refurbished HP Products and to offer First Tier Reseller HP Products through special promotions at discounts different from those in the Product Exhibits and on terms which may not include rights to price protection, stock adjustment, promotional funds allowance or count towards First Tier Resellers volume commitment levels.

11.      SOFTWARE

First Tier Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. First Tier Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

12.      TRADEMARKS

         A. From time to time, HP may authorize First Tier Reseller to display one or more designated HP trademarks. First Tier Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. First Tier Reseller will not use any name or symbol in a way which may imply that First Tier Reseller is an agency or branch of HP; First Tier Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through First Tier Reseller's use belong solely to HP.

         B. First Tier Reseller grants HP the non-exclusive, royalty free right to display First Tier Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to First Tier Reseller's and its Customers' Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as First Tier Reseller trademarks, and in accordance with standards provided by First Tier Reseller for their display. Any rights or purported rights in any First Tier Reseller trademarks acquired through HP's use belong solely to First Tier Reseller.

13. WARRANTY

         A.       USER WARRANTY

                  1. HP Product User Warranties are described on the Product Exhibits and apply only to end-user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Distributor's VARs must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

                  2. HP Product Warranty begins upon purchase by the end-user customer and shall be verified by proof of acquisition by the end user or via HP's electronic warranty verification system.

                  3. HP does not extend Product User Warranties for Products designated by HP as Mechanisms. These Products have a Mechanism Warranty as set forth below.


         B.       MECHANISM WARRANTY

                  1 . HP hardware "Mechanism" Products are warranted against defects in materials and workmanship.

                  2. HP software and firmware "Mechanism" Products are designated by HP for use with a hardware Product when properly installed on that hardware Product and are warranted not to fail to execute their programming instructions due to defects during the warranty period. HP does not warrant that the operation of the software, firmware, or hardware is uninterrupted or error free.

                  3. If HP receives notice of defects during the warranty period specified in each Product Exhibit, HP will at its option, either repair or replace Products which prove to be defective.

                  4. If HP is unable, within a reasonable time, to repair or replace any Mechanism Product to a condition as warranted, Distributor is entitled to a refund of Distributor's net price less any credits extended by HP for the Product, upon return of the Product to HP.

                  5. This warranty does not apply to damage resulting from abuse, misuse (including improper storage), negligence, accident, or loss or damage in transit, or unauthorized modification or repair.

                  6. Distributor may sell HP Mechanism Products to authorized Customers and may authorize those Customers to sell the HP Products only with warranty terms and conditions which obligate HP to no greater than the following:

                           a. Warranty coverage for defective Product no greater
than that provided in this Warranty Section and any associated Product Exhibit.

                           b. Warranty  exclusions and  disclaimers no less than
those set forth in this Warranty Section and any associated Product Exhibit.

                           c. A duration of warranty  expiring no later than the
date of expiration of HP's warranty to Distributor or end user as set forth in the associated Product Exhibit; and

                           d. Limitations of remedies and liability no less than
those provided in the Limitation of Remedies and Liability Section of this Agreement.

Distributor (or any Customer) may have more extensive warranty coverage for customers only to the extent it remains solely responsible for fulfilling the obligations.

                  7. Distributor must notify HP prior to the return of a defective Mechanism Product. Freight expenses for return of defective HP Products shall be paid by Distributor.

                  8. Distributor will reimburse HP for all freight expenses paid by HP for any Mechanism Product returned to HP which is not eligible for repair or replacement under the terms of HP's warranty or for any returned Product which is determined by HP to be free from defect.

                  9. Mechanism Products repaired by local HP repair personnel may be repaired with remanufactured parts.

         C.       ALL WARRANTIES

THE ABOVE WARRANTIES ARE THE EXCLUSIVE WARRANTIES COVERING HP PRODUCTS AND ARE IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         D.  Some  HP  Products  may  contain  selected   remanufactured   parts
equivalent to new in performance.

14.      LIMITATION OF REMEDIES AND LIABILITY

         A. The remedies provided in this Agreement are First Tier Reseller's sole and exclusive remedies against HP.

         B. HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Product sold under this Agreement is defective and has directly caused such damage, injury or death, provided that HP's liability for damage to tangible property will be limited to $300,000 per incident.

         C. HP will be liable to First Tier Reseller for any net credits due from HP pursuant to the express provisions of this Agreement. In no event will HP be liable for loss of data, for indirect, special, incidental or consequential damages (including lost profits) or for any other damages whether based on contract, tort, or to other legal theory.

15.      INTELLECTUAL PROPERTY INDEMNITY

         A. HP will defend any claim against First Tier Reseller that any HP Product infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where First Tier Reseller acquires or sells the Product from HP, provided that First Tier Reseller

                  1. Promptly notifies HP in writing of the claim; and

                  2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against First Tier Reseller.

         B. HP's indemnity shall extend to First Tier Reseller's Customers and end-users under this Agreement provided they comply with the obligations above.

         C. HP may procure for First Tier Reseller, its customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, HP will accept return of the Product and refund its depreciated value.

         D. HP has no obligation for any claim of infringement arising from:

                  1.  HP's  compliance  with  any  designs,   specifications  or
instructions of First Tier Reseller;

                  2. Modification of the Product by First Tier Reseller or a third party;

                  3. Use of the Product in a way not specified by HP; or

                  4. Use of the Product with products not supplied by HP.

         E. This Section states HP's entire liability to First Tier Reseller and its Customers and end-users for infringement.

16.      FIRST TIER RESELLER RECORD-KEEPING

         A. For contract compliance verification, product safety information, operational problem correction and the like, First Tier Reseller must maintain records of customer purchases of printers, plotters, faxes, scanners and computers for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale of the above products. HP may require monthly reporting incorporating the previous month's data for each approved location.

         B. HP may require First Tier Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in all inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

         C. In addition, First Tier Reseller must comply with any reporting requirements for HP programs.

         D. At HP's discretion and upon notice to First Tier Reseller, HP or HP's designate will be given prompt access, either on site or through other means specified by HP, to First Tier Reseller's customer records, inventory records and other books and records of account as HP believes are reasonably necessary to verify and audit First Tier Reseller's compliance with this Agreement.

         E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 30 days' notice without further cause.

         F.  HP  may  recover  all  reasonable   actual  costs  associated  with
compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due First Tier Reseller.

         G. HP may debit First Tier Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

         H. HP may, from time to time, send First Tier Reseller a list of serial numbers of designated Products (HP plotters, printers, scanners and computers) for which HP tracks unauthorized sales. First Tier Reseller agrees to identify to which reseller each serial number was shipped and to forward this information to its HP representative within a period of not more than 21 days from the date of HP's notice.

         I. HP may, from time to time, find it necessary to audit one of First Tier Resellers Customers for the purpose of determining Its HP Second Tier Reseller Agreement/VAR Certification. HP will identify for First Tier Reseller:

                  1. The Customer(s) to be audited;

                  2. A list, by part number, of "designated products" of concern;

                  3. The period of time the audit will cover; and

                  4. A deadline by which HP must receive associated sell-through data from First Tier Reseller.

First Tier Reseller agrees to help HP by providing HP, within a designated period of time not to be more than 10 days from the date of HP's notice, a list of the quantities and serial numbers of "designated products" that have been shipped to the Customer(s) during the audit period.

         J. First Tier Reseller agrees that HP may recover all reasonable actual costs associated with Customer compliance verification procedures from the reseller(s)' Advantage Program funds, rebate funds or any other HP accrued funds for the reseller(s).

17.      AMENDMENTS

         A. From time to time, HP may add products to or delete them from the Product Exhibits or implement or change HP policies or programs at HP's discretion, after reasonable notice to First Tier Reseller.

Additionally, HP may give First Tier Reseller written notice of any other amendment to this Agreement upon at least 30 days' advance notice.

         B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

         C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

18.      TERMINATION OF AGREEMENT

         A. Either party may terminate this Agreement without cause at any time upon 60 days' written notice or with cause at any time upon 30 days' written notice to the other party.

         B. If either party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that First Tier Reseller pay cash in advance for additional shipments during the remaining term, regardless of First Tier Resellers previous credit status, and may withhold all such shipments until First Tier Reseller pays its outstanding balance.

         C. Upon termination or expiration of this Agreement for any reason, First Tier Reseller will immediately cease to be an authorized HP First Tier Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

         D. Upon any termination or expiration, either party may require that HP purchase from First Tier Reseller any HP products purchased under this Agreement that are on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise. The repurchase price shall be the lower of either the Net First Tier Reseller price on the date of termination or expiration or First Tier Resellers original purchase price, in each case less any promotional or other discounts or price protection or other credits extended by HP to First Tier Reseller for the HP Product. First Tier Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

         E. Upon termination of this Agreement, or expiration without renewal, all rights to any accrued Advantage Program or other promotional funds will automatically lapse.

         F. The indemnities provided in this Agreement will survive termination or expiration of this Agreement.

19.      RELATIONSHIP

         A. First Tier Resellers relationship with HP will be that of an independent contractor. Nothing stated in this Agreement shall be construed as making First Tier Reseller and HP a franchise, joint venture, or partnership. HP shall not be deemed a party to any agreement between First Tier Reseller and any Customer.

         B. Unless expressly authorized by HP in writing in advance, any commitment made by First Tier Reseller to its Customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be First Tier Reseller's sole responsibility, and First Tier Reseller will indemnify HP from liability for any such commitment by First Tier Reseller.

         C. List Prices are suggested prices for resale to end-user customers and a basis for calculating net First Tier Reseller price. First Tier Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by First Tier Reseller or grant or withhold any treatment to First Tier Reseller based on First Tier
Reseller's resale pricing policies. First Tier Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or manager.

         D. This Agreement applies only to the HP Products listed on the Product Exhibits (U.S. versions only). First Tier Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits without making them available to First Tier Reseller. HP reserves the right to advertise, promote and sell any product, including HP Products on the Product Exhibits, in competition with First Tier Reseller.

         E. Nothing contained in this Agreement shall prevent a Customer from purchasing individually, on its own credit and account directly from HP should it elect to do so, but nothing shall obligate HP to sell directly to any Customer. HP agrees to notify First Tier Reseller of any request by a Second Tier Reseller or HP VAR to purchase directly from HP in advance of approving such a change in status.

20.      POLICIES & PROGRAMS

From time to time, HP may offer or change HP policies and programs, such as but not limited to the Advantage Program, Premier Support program and other programs and policies in HP's Operations Policy Manual, participation in which will be on the current terms and conditions of the policies & programs.

21.      GENERAL CONDITIONS

         A. Neither party may assign any rights or obligations in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

         B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

         C. This Agreement, including the attached Addenda, associated Product Exhibits, Product Categories and Operations Policy Manual contains the entire understanding between the parties relating to its subject matter. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by First Tier Reseller. Except as provided in paragraphs 17A and 17B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

         D. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

         E. This Agreement will be governed by the laws of the State of California.

         F. If any clause of this Agreement is held invalid, the remainder of this Agreement will continue unaffected.

22.      NOTICES

All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail, postage prepaid or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, PO Box 58059, Santa Clara, California 95052-8059 or to the assigned local HP sales representative.


U.S. SECOND TIER RESELLER
TABLE OF CONTENTS

U.S. SECOND TIER RESELLER AGREEMENT

1.       APPOINTMENT
2.       STATUS CHANGE
3.       INTENTIONALLY OMITTED
4.       INTENTIONALLY OMITTED
5.       INTENTIONALLY OMITTED
6.       INTENTIONALLY OMITTED
7.       PRICES
8.       INTENTIONALLY OMITTED
9.       INTENTIONALLY OMITTED
10.      INTENTIONALLY OMITTED
11.      SOFTWARE
12.      TRADEMARKS
13.      WARRANTY
14.      LIMITATION OF REMEDIES AND LIABILITY
15.      INTELLECTUAL PROPERTY INDEMNITY
16.      SECOND TIER RESELLER RECORD-KEEPING
17.      AMENDMENTS
18.      TERMINATION OF AGREEMENT
19.      RELATIONSHIP
20.      POLICIES & PROGRAMS
21.      GENERAL CONDITIONS
22.      NOTICES


U.S. SECOND TIER RESELLER ADDENDUM

1.       APPOINTMENT
3.       SECOND TIER RESELLER RESPONSIBILITIES
9.       ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES
23.      DEFECTIVE UNITS AND CUSTOMER SATISFACTION RETURNS


U.S. SECOND TIER RESELLER AGREEMENT

1.       APPOINTMENT

Hewlett-Packard Company ("HP") appoints Second Tier Reseller as an authorized, non-exclusive Second Tier Reseller for marketing the HP Products listed on the Product Exhibits and purchased from the First Tier Reseller of record. Second Tier Reseller's appointment is subject to the terms of this U.S. Second Tier Reseller Agreement and the associated Addenda, Product Exhibits and HP Product Acquisition and Resale Categories ("Product Categories") (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. Second Tier Reseller accepts appointment on these terms.

2.       STATUS CHANGE

         A.   If Second Tier Reseller wishes to:

                  1. Change its name or that of any approved location;

                  2. Add, close or change an approved location;

                  3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 20% or more of Second Tier Reseller's capital stock or assets after such transaction; or

                  4. Undergo a significant change in control or management of Second Tier Reseller operations;

then Second Tier Reseller shall notify HP in writing prior to the intended date of change.

         B. HP agrees to promptly notify Second Tier Reseller of its approval or disapproval of any proposed change, provided that Second Tier Reseller has given HP all information and documents reasonably requested by HP.

         C. HP must approve proposed Second Tier Reseller changes prior to any obligation of HP to perform under this Agreement with Second Tier Reseller as changed.

7.       PRICES

Upon request from Second Tier Reseller, at its discretion HP may grant special pricing for particular end-user customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

11.      SOFTWARE

Second Tier Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Second Tier Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

12.      TRADEMARKS

         A. From time to time, HP may authorize Second Tier Reseller to display one or more designated HP trademarks. Second Tier Reseller may display the trademarks. Second Tier Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. Second Tier Reseller will not use any name or symbol in a way which may imply that Second Tier Reseller is an agency or branch of HP; Second Tier Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Second Tier Reseller's use belong solely to HP.

         B. Second Tier Reseller grants HP the on-exclusive, royalty free right to display Second Tier Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Second Tier Reseller's Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Second Tier Reseller's trademarks, and in accordance with standards provided by Second Tier Reseller for their display. Any rights or purported rights in any Second Tier Reseller trademarks acquired through HP's use belong solely to Second Tier Reseller.

13.      WARRANTY

         A. HP Product User Warranties are described on the Product Exhibits and apply only to end-user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Second Tier Reseller must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

         B. HP Product Warranty begins upon purchase by the Reseller's end-user customer and shall be verified by proof of acquisition by the end-user or via HP's electronic warranty verification system.

         C. HP PRODUCT USER WARRANTIES ARE THE EXCLUSIVE WARRANTIES COVERING HP PRODUCTS AND ARE IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         D.  Some  HP  Products  may  contain  selected   remanufactured   parts
equivalent to new in performance.

14.      LIMITATION OF REMEDIES AND LIABILITY

         A. The remedies provided in this Agreement are Second Tier Reseller's sole and exclusive remedies against HP.

         B. HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Product sold under this Agreement is defective and has directly caused such damage, injury or death, provided that HP's liability for damage to tangible property will be limited to $300,000 per incident.

         C. HP will be liable to Second Tier Reseller for any net credits due from HP pursuant to the express provisions of this Agreement. In no event will HP be liable for loss of data, for indirect, special, incidental or consequential damages(including lost profits) or for any other damages whether based on contract, tort, or to other legal theory.

15.      INTELLECTUAL PROPERTY INDEMNITY

         A. HP will defend any claim against Second Tier Reseller that any HP Product infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Second Tier Reseller acquires or sells the Product from HP, provided that Second Tier Reseller.

                  1. Promptly notifies HP in writing of the claim; and

                  2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Second Tier Reseller.

         B. HP's indemnity shall extend to Second Tier Reseller's customers and end-users under this Agreement provided they comply with the obligations above.

         C. HP may procure for Second Tier Reseller, its customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, HP will accept return of the Product and refund its depreciated value.

         D. HP has no obligation for any claim of infringement arising from:

                  1.  HP's  compliance  with  any  designs,  specifications   or
instructions of Second Tier Reseller;

                  2. Modification of the Product by Second Tier Reseller or a third party;
                  3. Use of the Product in a way not specified by HP; or

                  4. Use of the Product with products not supplied by HP.

         E. This Section states HP's entire liability to Second Tier Reseller and its customers and end-users for infringement.

16.      SECOND TIER RESELLER RECORD-KEEPING

         A. For contract compliance verification, product safety information, operational problem correction and the like, Second Tier Reseller must maintain records of customer purchases of printers, faxes, plotters, scanners and computers for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale of the above products. HP may require monthly reporting incorporating the previous month's data for each approved location.

         B. HP may require Second Tier Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in all inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

         C. In addition, Second Tier Reseller must comply with any reporting requirements for HP programs.

         D. At HP's discretion and upon notice to Second Tier Reseller, HP or HP's designate will be given prompt access, either on site or through other means specified by HP, to Second Tier Reseller's customer records, inventory records and other books and records of account as HP believes are reasonably necessary to verify and audit Second Tier Resellers compliance with this Agreement.

         E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 15 days' notice without further cause.

         F. HP may recover all reasonable actual costs associated with compliance verification procedures from Second Tier Reseller's Advantage Program Funds, rebate funds or any other HP accrued funds due Second Tier Reseller by HP.

         G. HP may debit First Tier Reseller and/or Second Tier Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

17.      AMENDMENTS

         A. From time to time, HP may add products to or delete them from the Product Exhibits, or implement or change HP policies or programs, at HP's discretion, after reasonable notice to Second Tier Reseller.

Additionally, HP may give Second Tier Reseller written notice of any other amendment to this Agreement upon at least 30 days' advance notice.

         B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

         C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

18.      TERMINATION OF AGREEMENT

         A. Either party may terminate this Agreement without cause at any time upon 30 days' written notice with cause at any time upon 15 days' written notice to the other party.

         B. This Agreement shall terminate immediately if Second Tier Reseller ceases to have a buying relationship with First Tier Reseller or if First Tier Reseller undergoes any of the types of status changes described in Section 2 of this Agreement which are not approved by HP.

         C. This Agreement shall terminate immediately if HP's Agreement with First Tier Reseller terminates.

         D. Upon termination or expiration of this Agreement for any reason, Second Tier Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

         E. Upon any termination or expiration, either party may require that HP purchase and Second Tier Reseller sell to HP any HP Products sold to Second Tier Reseller by First Tier Reseller under this Agreement that are on HP's then current Product Exhibits and which are in their unopened, original packaging and marketable as new merchandise. HP will pay Second Tier Reseller the lower of HP's then current net First Tier Reseller price or First Tier Resellers original purchase price less any promotional or other discounts or credit extended to First Tier Reseller for the Product, whichever is lower. Second Tier Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

         F. Upon termination of this Agreement or expiration without renewal all rights to any accrued Advantage Program or other promotional funds will automatically lapse.

         G. The indemnities provided in this Agreement will survive termination or expiration of this Agreement

19.      RELATIONSHIP

         A. Second Tier Reseller's relationship to HP will be that of an independent contractor. Second Tier Reseller and HP agree that this Agreement does not establish a franchise, joint venture or partnership. HP shall not be deemed a party to any agreement between First Tier Reseller and Second Tier Reseller.

         B. Unless expressly authorized by HP in writing in advance, any commitment made by Second Tier Reseller to its customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Second Tier Reseller's sole responsibility, and Second Tier Reseller will indemnify HP from liability for any such commitment by Second Tier Reseller.

         C. List prices are suggested prices for resale to end user customers. Second Tier Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by Second Tier Reseller or grant or withhold any treatment to Second Tier Reseller based on Second Tier Resellers resale pricing policies. Second Tier Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or manager.

         D. This Agreement applies only to the HP Products listed on the Product Exhibits (U.S. versions only). Second Tier Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits without making them available to Second Tier Reseller. HP reserves the right to advertise, promote and sell any product, including HP Products on the Product Exhibits, in competition with Second Tier Reseller.

         E. Nothing contained in this Agreement shall prevent a Second Tier Reseller from purchasing individually, on its own credit and account directly from HP should it elect to do so, but nothing shall obligate HP to sell directly to Second Tier Reseller or any DAVAR.

20.     POLICIES & PROGRAMS

From time to time, HP may offer or change HP policies and programs, such as but not limited to the Advantage Program and Premier Support program, participation in which will be on the current terms and conditions of the policies & programs.

21.      GENERAL CONDITIONS

         A. Neither party may assign any rights or obligation in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

         B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

         C. This Agreement, including the attached Addenda, associated Product Exhibits and Product Categories contains the entire understanding between the parties relating to Its subject matter. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by Second Tier Reseller. Except as provided in paragraphs 17A and 17B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

         D. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

         E. This Agreement will be governed by the laws of the State of California.

         F. If any clause of this Agreement is held invalid, the remainder of the Agreement will continue unaffected.

22.      NOTICES

All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail postage prepaid or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, P.O. Box 58059, Santa Clara, California 95052-8059 or to the assigned local HP Sales Representative.


U.S. SECOND TIER RESELLER ADDENDUM

1.       APPOINTMENT

HP appoints Reseller as a Second Tier Reseller.

3.       SECOND TIER RESELLER RESPONSIBILITIES

         A. Second Tier Reseller will advertise, promote and sell HP Products only through the company name(s) and approved Selling Locations listed on Exhibit L and only to end-users or to resellers as permitted in the Product Categories.

         B.  Second Tier Reseller agrees to:

                  1. Advertise, promote, demonstrate and sell HP Products on a face-to-face basis and provide pre-sales support and post-sales technical support to all customers.

                  2. Maintain at each approved Selling Location, a facility in which HP Products are displayed or demonstrated on a regular basis to end-user customers.

                  3. Use catalogs and telemarketing sales techniques only in conformity with current HP policies and only as a complement to face-to-face sales activity unless nationwide advertising for the HP Product is permitted in the Product Categories.

                  4. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or price of any new HP product takes place before HP's public announcement of that Product.

                  5. Identify and keep current a primary and secondary support contact for both marketing communications and post-sales technical support at each approved Selling Location.

                  6. Report promptly to HP all suspected defects in HP Products.

                  7. Assist its customers in obtaining warranty repairs for HP Products by either referring the customer to HP or an approved HP repair provider, or returning the HP Product to HP if the Second Tier Reseller elects to provide warranty repair services to its customers, the Second Tier Reseller will comply with the terms and conditions outlined in the HP Premier Support Program Guide.

                  8. Ensure that its employees complete any required training courses and certification programs designated by HP.

         C. Without HP's prior written consent, Second Tier Reseller will not export HP Products to any customer outside the U.S., nor will Second Tier Reseller sell HP Products for export outside the U.S.

         D.  Except  for  sales  to   resellers  as  permitted  in  the  Product
Categories, Second Tier Reseller may not sell HP Products to or buy them from other Resellers for stock balancing or any other reason.

         E. Second Tier Reseller may not sell, rent or lease HP Products to rental companies or leasing companies for their subsequent rental or lease.

9.       ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

         A. Minimum resale shipments for 12 months from each selling location are $100,000 of HP Products measured by First Tier Reseller's net price from HP.

         B. As of 5 months after the effective date of this Addendum, minimum resale shipments for each selling location are $35,000.

         C. Second Tier Reseller's approved locations are listed on Exhibit L. All Second Tier Reseller's sales, advertising and promotional activities for HP Products must be conducted from approved Selling Locations. Second Tier Reseller must own more than 50% of its business at each approved location.

23.      DEFECTIVE UNITS AND CUSTOMER SATISFACTION RETURNS

         A. Second Tier Reseller must return all defective and customer satisfaction Products through First Tier Reseller.


U.S. RESELLER AGREEMENT

1.       APPOINTMENT

Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing the HP Products listed on the Product Exhibits. Reseller's appointment is subject to the terms and conditions set forth in this U.S. Reseller Agreement and the associated Addenda, Product Exhibits, HP Product Acquisition and Resale Categories ("Product Categories") and Operations Policy Manual (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. Reseller accepts appointment on these terms.

2.       STATUS CHANGE

         A. If Reseller wishes to:

                  1. Change its name or that of any approved location;

                  2. Add, close or change an approved location;

                  3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 20% or more of Reseller's capital stock or assets after such transaction; or

                  4. Undergo a significant change in control or management of Reseller operations then Reseller shall notify HP in writing prior to the intended date of change.

         B. HP agrees to promptly notify Reseller of its approval or disapproval of any proposed change, provided that Reseller has given HP all information and documents reasonably requested by HP.

         C. HP must approve proposed Reseller changes prior to any obligation of HP to perform under this Agreement with Reseller as changed.

4.       MULTIPLE AGREEMENT DISCOUNTS

Unless otherwise specified by HP in writing, purchases of HP Products under this Agreement and purchases under any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

7.       PRICES

         A. HP's corporate price lists are internal data bases indicating current List Prices for HP Products ("List Prices"). HP reserves the right to change List Prices and discounts upon reasonable notice to Reseller. If Reseller is unsure of the List Price to use in calculating net Reseller price for any HP Product, Reseller should contact its HP sales representative.

         B. Net Reseller price for HP Products purchased under this Agreement will be the List Price at the time of Reseller's orders, less the discounts based on Reseller's volume or other commitments or elections specified in the Product Exhibits.

         C. Net Reseller price includes shipment arranged by HP. HP reserves the right to charge Reseller for any special routing, handling or insurance requested by Reseller and agreed to by HP. Orders shipped special routing will be F.O.B. Origin.

         D. Net Reseller price excludes State and local taxes. HP will invoice Reseller for these taxes, based on point of delivery, unless the appropriate resale exemption certificates are on file at HP's order-entry point or HP agrees the sale is otherwise exempt.

         E. Upon request from Reseller, at its discretion HP may grant special pricing for particular end-user customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

8.       PAYMENT AND SECURITY TERMS

         A. Reseller will pay invoices within 30 days from the date of the invoice. HP reserves the right to change credit terms at anytime when in HP's opinion Reseller's financial condition or previous payment record so warrants.

         B. Any Reseller claim for adjustment of an invoice is agreed to be waived if Reseller fails to present it within 90 days from date of HP invoice. No claims, credits, or offsets may be deducted from any invoice.

         C. If Reseller fails to pay any sum due within 15 days of HP's written notice of delinquency, HP may discontinue performance under this Agreement and may revise credit terms for unshipped orders.

         D. Reseller grants and HP reserves a purchase money security interest in each Product purchased under this Agreement and in any proceeds thereof for the amount of the purchase price from HP. Upon request by HP, Reseller will sign any document required to perfect such security interest. Payment in full of the purchase price of a Product purchased will release the security interest in that Product.

9.       ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

         A. Reseller's orders must comply with the minimum order, release, ship-to and other requirements specified in this Agreement.

         B. HP will honor written, fax and telephone orders from Reseller's approved locations. Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

         C. Reseller's requested date for shipment must be within 90 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

         D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

         E. Reseller must own more than 50% of Its business at each approved location. HP will ship HP Products to Reseller under HP's standard shipment terms and conditions but only to approved Shipment Locations authorized by HP on Exhibit L. Shipment Locations may be the same as company-owned Selling Locations. All Reseller's sales, advertising and promotional activities for HP Products must be conducted from Selling Locations approved by HP. No sales, advertisement or promotion of HP Products may be conducted from Shipment Locations which are not also approved company-owned Selling Locations.

However, HP will ship to a maximum of six approved Shipment Locations and will accept orders only from a single order point. An exception will be made where a Product Exhibit indicates drop shipment is available for a specific HP Product under a special program; drop shipment for those HP Products will be subject to limitations indicated in the Product Exhibits.

         F. Shipments are subject to availability. If HP Products are in short supply, HP will allocate them equitably, at HP's discretion.

         G. Title to HP Products and risk of loss and damage will pass to Reseller F.O.B. Destination.

10.      PRICE ADJUSTMENTS; PRICE PROTECTION

         A. If HP raises Net Reseller prices (either through List Price increases or Product Exhibit discount reductions) HP will invoice Reseller based on the old List Price or discount for affected HP Product orders placed by Reseller within one month after the effective date of the increase. Limited quantity restrictions may apply.

         B. If HP reduces Net Reseller prices (either through a List Price reduction or a combination of List Price and discount changes), HP will invoice Reseller based on the reduced Net Reseller price for affected HP Products shipped on or after the effective date of the reduction.

         C. If HP offers a limited time promotional HP Product discount to all Resellers (excluding rebates and spiffs of all forms), HP will invoice Reseller based on the Net Reseller price less the promotional discount for orders conforming to and shipments made pursuant to the terms and conditions of the promotion.

         D. If HP reduces Net Reseller prices or offers a limited time HP Product promotional discount to all Resellers and the HP Products are eligible for price protection as designated on the Product Exhibits, then HP will grant Reseller a price protection credit calculated by one of the two following methods at HP's discretion:

                  1 . The credit will equal the total reduction in Net Reseller price (less any previous promotional discount available from HP) for those HP Products in Reseller's inventory and in transit to Reseller on the effective date of the reduction, using a verification process determined by HP; or

                  2. The credit will equal 100% of the total reduction in Net Reseller price (less any previous promotional discount available from HP) for those HP Products shipped within 30 days before the effective date of the reduction, or 75% of the reduction for those HP Products shipped within 60 days before that date, whichever is greater.

         E. To receive a price protection credit by the inventory method, Reseller upon notification of a change in price from HP and upon request, will complete, sign and return to HP a form showing the number of units (including serial numbers) in inventory and in transit to Reseller on the effective date of the reduction. The format for the form may be defined by Reseller but must meet the approval of HP. If Reseller fails to submit the form within 30 days of the effective date of the reduction, Reseller will receive no price protection for eligible products.

         F. In all cases, HP may require that Reseller accumulate a minimum credit of $200 within a particular month before HP extends price protection to Reseller for that month.

         G.  HP  reserves  the  right  to  offer  Reseller  obsolete,   used  or
refurbished HP Products and to offer Reseller HP Products through special promotions at discounts different from those in the Product Exhibits and on terms which may not include rights to price protection, stock adjustment, promotional funds allowance or count towards Reseller's volume commitment levels.

11.      SOFTWARE

Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

12.      TRADEMARKS

         A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks. Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in a way which may imply that Reseller is an agency or branch of HP; Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Reseller's use belong solely to HP.

         B. Reseller grants HP the non-exclusive, royalty free right to display Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Reseller's Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Reseller's trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

13. WARRANTY

         A. HP Product User Warranties are described on the Product Exhibits and apply only to end-user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Reseller must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

         B. HP Product Warranty begins upon purchase by the end-user customer and shall be verified by proof of acquisition by the end-user or via HP's electronic warranty verification system.

         C. HP PRODUCT USER WARRANTIES ARE THE EXCLUSIVE WARRANTIES COVERING HP PRODUCTS AND ARE IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         D.  Some  HP  Products  may  contain  selected   remanufactured   parts
equivalent to new in performance.

14.      LIMITATION OF REMEDIES AND LIABILITY

         A. The remedies provided in this Agreement are Resellers sole and exclusive remedies against HP.

         B. HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Products sold under this Agreement is defective and has directly caused such damage, injury or death, provided that HP's liability for damage to tangible property will be limited to $300,000 per incident.

         C. HP will be liable to Reseller for any net credits due from HP pursuant to the express provisions of this Agreement. In no event will HP be liable for loss of data, for indirect, special, incidental or consequential damages (including lost profits) or for any other damages whether based on contract, tort, or other legal theory.

15.      INTELLECTUAL PROPERTY INDEMNITY

         A. HP will defend any claim against Reseller that any HP Product infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Reseller acquires or sells the Product from HP, provided that Reseller:

                  1. Promptly notifies HP in writing of the claim; and

                  2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Reseller.

         B. HP's indemnity shall extend to Resellers customers and end-users under this Agreement provided they comply with the obligations above.

         C. HP may procure for Reseller, its customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, HP will accept return of the Product and refund its depreciated value.

         D. HP has no obligation for any claim of infringement arising from:

                  1.  HP's  compliance  with  any  designs,   specifications  or
instructions of Reseller;

                  2. Modification of the Product by Reseller or a third party;

                  3. Use of the Product in a way not specified by HP; or

                  4. Use of the Product with products not supplied by HP.

         E. This Section states HP's entire liability to Reseller and its customers and end- users for infringement.

16.      RESELLER RECORD-KEEPING

         A. For contract compliance verification, product safety information, operational problem correction and the like, Reseller must maintain records of customer purchases of printers, plotters, taxes, scanners and computers for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale of the above products.

         B. HP may require Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

         C. In addition, Reseller must comply with any reporting requirements for HP programs.

         D. At HP's discretion and upon notice to Reseller, HP or HP's designate will be given prompt access, either on site or through other means specified by HP, to Reseller's customer records, inventory records and other books and records of account as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement.

         E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 30 days' notice without further cause.

         F.  HP  may  recover  all  reasonable   actual  costs  associated  with
compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due Reseller.

         G. HP may debit Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

17.      AMENDMENTS

         A. From time to time, HP may add products to or delete them from the Product Exhibits, or implement or change HP policies or programs at HP's discretion, after reasonable notice to Reseller.

Additionally, HP may give Reseller written notice of any other amendment to this Agreement upon at least 30 days' advance notice.

         B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

         C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

18.      TERMINATION OF AGREEMENT

         A. Either party may terminate this Agreement without cause at any time upon 30 days' written notice or with cause at any time upon 15 days' written notice to the other party.

         B. If either party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that Reseller pay cash in advance for additional shipments during the remaining term, regardless of Reseller's previous credit status, and may withhold all such shipments until Reseller pays its outstanding balance.

         C. Upon termination or expiration of this Agreement for any reason, Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

         D. Upon any termination or expiration, either party may require that HP purchase from Reseller any HP Products purchased under this Agreement that are on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise. The repurchase price shall be the lower of either the Net Reseller Price on the date of termination or expiration or Reseller's original purchase price, in each case less any promotional or other discounts or price protection or other credit extended by HP to Reseller for the HP Product. Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

         E. Upon termination of this Agreement or expiration without renewal all rights to any accrued Advantage Program or other promotional funds will automatically lapse.

         F. The indemnities provided in this Agreement will survive termination or expiration of this Agreement.

19.      RELATIONSHIP

         A. Reseller's relationship with HP will be that of an independent contractor. Nothing stated in this Agreement shall be construed as making Reseller and HP a franchise, joint venture or partnership.

         B. Unless expressly authorized by HP in writing in advance, any commitment made by Reseller to its customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Reseller's sole responsibility, and Reseller will indemnity HP from liability for any such commitment by Reseller.

         C. List Prices are suggested prices for resale to end-user customers and a basis for calculating Net Reseller price. Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by Reseller or grant or withhold any treatment to Reseller based on Reseller's resale pricing policies. Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or manager.

         D. This Agreement applies only to the HP Products listed on the Product Exhibits (U.S. versions only). Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits without making them available to Reseller. HP reserves the right to advertise, promote and sell any product, including HP Products on the Product Exhibits, in competition with Reseller.

20.      POLICIES & PROGRAMS

From time to time, HP may offer or change HP policies and programs, such as but not limited to the Advantage Program, Premier Support program and other programs and policies in HP's Operations Policy Manual, participation in which will be on the current terms and conditions of the policies & programs.

21.      GENERAL CONDITIONS

         A. Neither party may assign any rights or obligations in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

         B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

         C. This Agreement, including the attached Addenda, associated Product Exhibits and Product Categories contains the entire understanding between the parties relating to its subject matter. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by Reseller. Except as provided in paragraphs 17A and 17B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

         D. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

         E. This Agreement will be governed by the laws of the State of California.

         F. If any clause of this Agreement is held invalid, the remainder of this Agreement will continue unaffected.

22.      NOTICES

All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail postage prepaid, or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, P.O. Box 58059, Santa Clara, California 95052-8059 or to the assigned local HP sales representative.